OPTIGENEX INC.
                            2004 Stock Incentive Plan



Section 1.          Purposes; Definitions.

         The purpose of the Optigenex Inc. 2004 Stock Incentive Plan is to enable Optigenex Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing the Company's ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the shareholders of Optigenex Inc.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (a)   Board" means the Board of Directors of Optigenex Inc.

        (b) Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

        (c)   Change of Control" shall have the meaning ascribed thereto in
              Section 9 below.

        (d) Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

        (e) Committee" means the Stock Incentive Committee of the Board or any other committee of the Board, which he Board may designate.

        (f) Company" means Optigenex Inc., a corporation organized under the laws of the State of Delaware.

        (g) Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

        (h) "Disability" means a disability described in Section 22(e) of the Code, as determined under procedures established by the Board or the Committee for purposes of the Plan.

        (i) "Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

        (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

        (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the closing sale price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the mean between the closing bid sale price for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined in good faith by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

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        (l)   "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

        (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

        (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

        (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

        (q) "Plan" means this Optigenex Inc. 2003 Stock Incentive Plan, as hereafter amended from time to time.

        (r) "Reorganization" of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if any Parent or any Subsidiary is the surviving entity.

        (s) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

        (t)   "Retirement" means Normal Retirement or Early Retirement.

        (u) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

        (v) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

        (w) "Stock" means the Common Stock of the Company, par value $.01 per share.

        (x) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

        (y) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) except in the case of Incentive Stock Options, unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

SECTION 2.    ADMINISTRATION.

        The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3, and an "outside director," as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

        The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options,
(ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based
Awards.

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        For purposes of illustration and not of limitation, the Board or the
Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

        (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

        (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

        (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

        (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

        (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

        (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

        (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.


        Subject to Section 10 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

        Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants and their beneficiaries.

SECTION 3.    STOCK SUBJECT TO PLAN.

        The total number of shares of Stock reserved and available for distribution under the Plan shall be 5,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason (other than by exercise), or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

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        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

        Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to any one participant shall be 1,500,000 shares during the term of the Plan.

SECTION 4.    ELIGIBILITY.

        Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

        The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform and discretionary basis.

SECTION 5. STOCK OPTIONS.

        (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

              Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
              Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

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        (b)   Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

              (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or any of its Subsidiaries) of the Fair Market Value of the Stock at the time of grant. The option price for Non-Qualified Stock Options shall be determined by the Board or the Committee, as the case may be, at the time of grant, subject to the Delaware General Corporation Law.

              (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date on which the Option is granted.

              (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

              (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash. Notwithstanding the foregoing, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise permitted by the Board or the Committee, as the case may be, payment of the purchase price may be made (i) in whole shares of Stock which are already owned by the holder of the Option or (ii) partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise permitted by the Board or the Committee, as the case may be, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in
                     Section 12(a) below.

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              (v)    Transferability; Exercisability. No Stock Option shall be
                     transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in
                     Section 5(b)(xii) below. Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

              (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (viii) Termination by Reason of Retirement. Subject to Section
                     5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant in the case of a Non-Qualified Stock Option, for a period of one year, or, in the case of an Incentive Stock Option, for a period of three months (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

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              (ix)   Other Termination. Subject to the provisions of Section 12 below and unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. For purposes of the Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment or other agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

              (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

              (xi) Alternative Settlement of Option. Upon the receipt of written notice of exercise or if provided for with respect to a Stock Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued and referred to in Section 5(b)(xii) (unless otherwise provided with respect to a Stock Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued and referred to in Section 5(b)(xii)), the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee may impose.

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              (xii)  Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6.    Restricted Stock.

        (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

        (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

              (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

              (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such

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                     Retained Distributions shall have been made, paid or
                     declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

              (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

              (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

SECTION 7.    DEFERRED STOCK.

        (a) GRANT AND EXERCISE. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

        (b) TERMS AND CONDITIONS. Each Deferred Stock award shall be subject to the following terms and conditions:

              (i) Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

              (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

              (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 11(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

              (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

              (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in
                     Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

              (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

              (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

SECTION 8.    OTHER STOCK-BASED AWARDS.

        (a) GRANT AND EXERCISE. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

        (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

              (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

              (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

              (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in
                     Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

              (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

              (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

SECTION 9.    CHANGE OF CONTROL PROVISIONS.

        (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

              (i) any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), other than William G. Walters or Richard S. Serbin and their family members and their affiliates, becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

              (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

              (iii) the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

              provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (I) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (II) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

        (b) Unless otherwise provided in the Stock Option agreement, or agreement relating to a Restricted Stock award, Deferred Stock award or Other Stock Based Award, in the event of a Change of Control of the Company, the Board may, in its sole and absolute discretion, provide on a case by case basis that some or all outstanding awards granted under this Plan become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan. In the event of a Change of Control of the Company, the Board may, in its sole and absolutely discretion, provide on a case by case basis, that Stock Options shall terminate upon such Change of Control; provided, however, that the optionee shall have the right, immediately prior to the occurrence of such Change of Control and during such reasonable period as the Board in its sole and absolute discretion shall determine and designate, to exercise any vested options in whole or in part.

        (c) Unless otherwise provided in a Stock Option agreement or agreement relating to a Restricted Stock award, Deferred Stock award or Other Stock-Based Award, in the event of a Change in Control of a Parent or Subsidiary or Reorganization of a Parent or Subsidiary, or in the event that a Parent or Subsidiary ceases to be a "parent" or "subsidiary", as such terms are defined in Section 424 of the Code, the Board may, in its sole and absolute discretion,
              (i) provide on a case by case basis that some or all outstanding awards held by an optionee or a participant employed by or performing service for such Parent or Subsidiary may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) treat the employment or other services of an optionee or participant employed by such Parent or Subsidiary as terminated (and such optionee shall have the right to exercise his or her Stock Options in accordance with Section 5(b) of this Plan) if such optionee or grantee is not employed by the Company or any Parent or Subsidiary immediately after such event.

SECTION 10.   AMENDMENTS AND TERMINATION.

         The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

SECTION 11.   UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a creditor of the Company.

SECTION 12.   GENERAL PROVISIONS.

        (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

        (c) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

        (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

        (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

        (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

        (g) A leave of absence, unless otherwise determined by the Board or Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

        (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

        (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

        (j) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

        (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

        (l) The grant of awards pursuant to the Plan shall not in any way affect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

SECTION 13.   EFFECTIVE DATE OF PLAN.

         The Plan shall be adopted and effective as of the date of the approval and adoption thereof at a meeting of the shareholders of the Company.

SECTION 14.   TERM OF PLAN.

         No Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.